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                                                 SECURITIES AND EXCHANGE COMMISSION

                                                        WASHINGTON, D.C. 20549

                                                      --------------------------



                                                             FORM 8-K



                                                          CURRENT REPORT
                                                PURSUANT TO SECTION 13 OR 15(d) OF THE
                                                    SECURITIES EXCHANGE ACT OF 1934


                                Date of Report (Date of Earliest Event Report): March 30, 2004



                                               Heritage Property Investment Trust, Inc.
                                        (Exact name of registrant as specified in its charter)


                 Maryland                                ______                           04-3474810
     (State or other jurisdiction of             (Commission File No.)         (IRS Employer Identification No.)
              incorporation)                           001-31297

           131 Dartmouth Street                                                              02116
          Boston, Massachusetts                                                           (Zip Code)
 (Address of principal executive offices)
                                                     (617) 247-2200
                                            (Registrant's telephone number,
                                                  including area code)


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



ITEM 5.  Other Events and Required FD Disclosure

     On March 30, 2004, Heritage Property Investment Trust, Inc. issued a press release announcing that it had agreed to sell $200 million of 5.125% Notes due 2014 to qualified institutional investors in a transaction complying with Securities and Exchange Commission Rule 144A and to non-US persons under SEC Regulation S. That press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The transaction was completed on April 1, 2004.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

99.1  Heritage Property Investment Trust, Inc. press release dated March 30,
2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     HERITAGE PROPERTY
                                     INVESTMENT TRUST, INC.


                                     /s/Thomas C. Prendergast
                                     ------------------------------------------
                                     Thomas C. Prendergast
                                     Chairman, President and Chief Executive
                                     Officer



                                     /s/David G. Gaw
                                     ------------------------------------------
                                     David G. Gaw
                                     Senior Vice President, Chief Financial
                                     Officer and Treasurer

Dated:  April 1, 2004